Exhibit 10.7

AMENDMENT TO EQUIPMENT FUNDING AGREEMENT

This AMENDMENT TO EQUIPMENT FUNDING AGREEMENT (this “Amendment”), is entered into as of 8th day of January, 2013 (“Effective Date”) by and between NuPathe Inc., a Delaware corporation with its principal place of business at 227 Washington Street, Suite 200, Conshohocken, PA 19428 USA (“NuPathe”) and LTS LOHMANN Therapie-Systeme AG, a German corporation with its principal place of business at Lohmannstr. 2, 56626 Andernach, Germany (“LTS”).  Each of NuPathe and LTS shall be a “Party,” and together shall be referred to as the “Parties.”

RECITALS

WHEREAS, LTS and NuPathe entered into an Equipment Funding Agreement effective as of June 1, 2010 (the “Equipment Funding Agreement”) pursuant to which NuPathe agreed to fund the purchase of certain Commercial Equipment and reimburse LTS for the cost of certain Installation Activities necessary for the manufacture of Commercial Components under the Manufacturing Agreement;

WHEREAS, capitalized terms not defined herein have the meanings set forth in the Equipment Funding Agreement;

WHEREAS, in order to manufacture Commercial Components under the Manufacturing Agreement, the purchase of additional commercial equipment as set forth on Annex 1 (the “Additional Commercial Equipment”) and the Installation Activities with respect to such Additional Commercial Equipment (the “Additional Installation Activities”) are necessary; and

WHEREAS, NuPathe is willing to fund the purchase of the Additional Commercial Equipment and reimburse LTS for the costs of  the Additional Installation Activities in accordance with the terms of this Amendment;

NOW THEREFORE, NuPathe and LTS, in consideration of the mutual agreements and covenants hereinafter contained, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, do each hereby agree, as hereinafter set forth:

1.              LTS and NuPathe agree that a) LTS shall purchase and NuPathe shall pay for, the Additional Commercial Equipment and b) LTS shall perform, and NuPathe shall pay for, the Additional Installation Activities, all in the same manner and upon the same terms and conditions as was agreed to with respect to the funding of the Commercial Equipment and Installation Activities under the Equipment Funding Agreement.

2.              All terms and conditions of the Equipment Funding Agreement shall apply with respect to the Additional Commercial Equipment and Additional Installation Activities in the same manner as the Commercial Equipment and Installation Activities, except as explicitly set forth herein.  To the extent there is any inconsistency between this Amendment and the Equipment Funding Agreement, this Amendment shall control.

3.              The Requirements for the Additional Commercial Equipment are as set forth on Annex 2.

4.              The payment schedule for the purchase of the Additional Commercial Equipment and the Installation activities shall be as set forth on Annex 3 hereto.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Amendment as of the Effective Date.

LTS LOHMANN Therapie-Systeme AG		NuPathe Inc.

By:	/s/ Ulrich Relaff Klauch Haczkiewick	By:	/s/ Terri B. Sebree

Name:	Ulrich Relaff Klauch Haczkiewick	Name:	Terri B. Sebree

Title:	General Counsel, Head of BD	Title:	President

ANNEX 1

ADDITIONAL COMMERCIAL EQUIPMENT

E-Patch Line Upgrade

Commercial Reservoir Upgrade

ANNEX 2

PERFORMANCE REQUIRMENTS

E-patch Line:  5 million units annually

Drug Reservior Line:  5 million units annually

ANNEX 3

PAYMENT SCHEDULE

Annex 3. Payment Schedule ( Jan. 2013)

			Spalte4	Spalte5	Spalte6	Spalte7	Spalte8	Spalte9	Spalte10
Spalte1	Spalte2	Spalte3	Months 1	Months 2	Month 3	Months 4	Months 5	Months 6	Months 7
Total Cost (€)

E Patch Line upgrade
	Punching Toll	79000	31600			47400
	Modificaton Punching Station	10000				10000
	Spare parts	20000	8000			12000

Commercial Reservoir line upgrade
	Line upgrade new design	214000	85600						128400
	De- and reinstaliation, transport,	43000	21500					21500
	Hole Punch Station	119000	47600						71400
	Enginering	20000	10000						10000

	Total Costs	505000
	Monthly Costs		204300			69400		21500	209800